JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2060 Fund

(the “Fund”)

(Class T Shares)

(a series of JPMorgan Trust I)

Supplement dated July 15, 2019

to the Prospectus dated November 1, 2018, as supplemented

CHANGE IN BENCHMARK. Effective immediately, the Fund will change one of its benchmarks. The Lipper Mixed-Asset Target 2055+ Funds Index will be removed and the Lipper Mixed-Asset Target 2060 Funds Average will be added.

The first paragraph of “The Fund’s Past Performance” and the “Average Annual Total Returns” table in the “Risk/Return Summary” section of the Prospectus are revised with the following:

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because Class T Shares have not yet commenced operations as of the date of this prospectus, the bar chart shows the performance of the Fund’s Class A Shares (which are not offered in this prospectus) for the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date 2060+ Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2060 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2017)

	Past 1 Year	Life of Fund (since 8/31/16)
CLASS A SHARES
Return Before Taxes	16.12%	13.33%
Return After Taxes on Distributions	15.44	12.52
Return After Taxes on Distributions and Sale of Fund Shares	9.38	9.98

S&P TARGET DATE 2060+ INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	20.75	17.59

LIPPER MIXED-ASSET TARGET 2060 FUNDS AVERAGE[2]
(Reflects No Deduction for Taxes)	21.03	16.93

1

On 6/1/17, the methodology used to calculate the S&P Target Date 2060+ Index was changed. Prior to 6/1/17, the S&P Target Date 2060+ Index was comprised of ETFs, adjusted to remove the impact of ETF fees. Effective 6/1/17, the S&P Target Date 2060+ Index is comprised of underlying indices of securities.

2	Effective July 15, 2019, the Fund’s benchmark changed from the Lipper Mixed-Asset Target 2055+ Funds Index to the Lipper Mixed-Asset Target 2060 Funds Average.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SR2060-T-719